A No - Load Fund

                       MUHLENKAMP FUND
    PO Box 598, Wexford PA  15090-0598 * (412)935-5520 or
                        (800)860-3863
                 e-mail:fund@muhlenkamp.com
                 Web: http://muhlenkamp.com

                    Semi - Annual Report
                        June 30, 1997

Dear  Shareholder:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this semi - annual report of your fund.

Chart goes here.  This is a line chart comparing the
performance of the Muhlenkamp Fund with the S&P 500 since
December 31, 1992.  On December 31, 1991 the Fund and the
S&P are each assigned an index value of 100.  At the end of
each subsequent year (and six month period ending June 30,
1997) this value is recalculated using the performance
figures from the above table.  The results shown below are
then plotted on a line chart.
   X-Axis = Date              Y-Axis = Index Value
                      Muhlenkamp Fund          S&P 500
12/31/91            100                  100
12/31/92            115                  108
12/31/93            136                  118
12/31/94            126                  120
12/31/95            168                  164
12/31/96            218                  202
06/30/97         255                    243

After providing the correction I asked for on March 25, 1997, the markets went on an upward tear with the DJIA and the S&P 500 gaining 17% for the quarter ending in June. Several positive things happened:

       GDP growth was stronger than expected.
       Inflation was less than expected.
       Corporate profits were stronger than expected.

These factors allowed:

      Long-term interest rates to decline and Treasury Bond prices to gain 5%.
      Investors to anticipate (correctly) that the Fed would not raise short-term rates in July.
      Stock prices to soar.

Normally, the next step is for the market to digest its recent upward move. It can do this either by moving sideways or by declining. The actual direction is likely to depend on quarterly earnings which are now being reported. Individual stock prices are likely to reflect individual company earnings.

Meanwhile, the ongoing challenge to the economic theory that "growth causes inflation", which we've been relating to you for over a year, remains front and center. We wrote earlier that the two economists, whose arguments frame the opposing theories for us, had each extended their time frames but had not yet changed their conclusions. The first apparent change in conclusion occurred on July 3. The chief economist at Morgan Stanley, Steve Roach, lowered his inflation estimates for 1997 from 3.2% to 2.5% and for 1998 from 4% to 3.2%, respectively.
He also lowered his targets for long-term interest rates by 1/2%.

Mr. Roach has been adamant that GDP growth greater than a 2 1/2% annual rate must result in higher inflation and interest rates. This is the first time (since his predictions in early 1996) that he has lowered his inflation projection. He did this despite GDP growth greater than his expectations. Since 1997 is half over, he really had no choice. On July 7th, he explained his rationale for the change. He believes that his inflation projection was early. That the time lag between growth and inflation is longer than he had expected. Hence, no fundamental change in conclusion. The debate continues!

Where do we stand? We continue to believe that the long-term and intermediate-term fundamentals are quite favorable. To wit, inflation is not getting worse and the economy is expanding. We believe that, on average, stocks are fairly priced. Therefore, prices in the near term are likely to be quite volatile with the market focusing on individual companies and stocks. There is also the possibility of a rapid 10% market move - up or down. Frankly, since we like the long-term, we would like to see another 10% down move similar to the one in April. But, partly because it happened recently, we don't expect a repeat. (That would be too easy -- No, I cannot explain this comment in rational terms.) Our experience shows us that big moves (greater than 10%) have big reasons. We don't see a reason for a down market move greater than 10%. We repeat - We do expect high volatility.

We think the key to success in this market is finding good companies at good prices. We are spending our time and effort in this endeavor.

                 THE WEXFORD TRUST
        (COMPRISED OF THE MUHLENKAMP FUND)

        STATEMENT OF ASSETS AND LIABILITIES
             JUNE 30, 1997 (Unaudited)


ASSETS

INVESTMENTS, AT MARKET VALUE (Identified cost
$54,462,058)                                                    $76,562,107


RECEIVABLES
  Subscriptions receivable                                       801,556
  Dividends                                                       67,430
  Interest                                                        35,154

                                                                77,466,247

PREPAID INSURANCE                                                  3,400
PREPAID EXPENSES                                                  4,968

          Total Assets
                                                                77,474,615

LIABILITIES

ACCOUNTS PAYABLE

  Redemptions Payable                                             384,047

          Total Liabilities                                       384,047

               Total Net Assets
                                                                $77,090,568


NET ASSETS

CAPITAL PAID IN ON SHARES OF BENEFICIAL INTEREST
  (shares authorized - unlimited) (Note 4)
                                                                $54,047,637


ACCUMULATED UNDISTRIBUTED INVESTMENT INCOME                       $193,595

ACCUMULATED UNDISTRIBUTED NET CAPITAL GAIN                         749,287

NET UNREALIZED APPRECIATION OF INVESTMENTS AS                   22,100,049
  OF JUNE 30, 1997 (Note 6)

          Total Net Assets
                                                                $77,090,568


NUMBER OF SHARES OF BENEFICIAL INTEREST OUTSTANDING              2,396,794
(Note 4)

NET ASSET VALUE PER SHARE (Net assets divided by
shares
  outstanding at year-end)                                          $32.16


See notes to financial statements.















              THE WEXFORD TRUST
     (COMPRISED OF THE MUHLENKAMP FUND)

          PORTFOLIO OF INVESTMENTS
          JUNE 30, 1997 (Unaudited)

                                               Principal
                                               Amount or          Market
                                                  Shares           Value
COMMON STOCK -  84.98%
  Aerospace - 2.59%
  * BE Aerospace, Inc.                            17,000        $537,625
     Lockheed Martin                              14,000       1,449,875
                                                               1,987,500
  Airlines - 3.54%
     Air Express International Corp.              21,562         857,090
AMR                                               20,000       1,850,000
                                                               2,707,090

  Autos - 6.29%
     Ford Motor Company                           62,000       2,340,500
  * National RV Holdings                         102,500       1,601,560
     Superior Industries                          13,180         879,274
                                                               4,821,334
  Building Products - 3.73%
     Armstrong World Industries                   28,000       2,054,500
  * Griffon Corp.                                 58,400         799,350
                                                               2,853,850
  Banks - 7.22%
     Chase Manhattan Corp.                        12,000       1,164,750
     Citicorp                                     10,000       1,205,625
     Mellon Bank Corp.                            70,000       3,158,750
                                                               5,529,125
  Brokerage - 5.73%
     A.G. Edwards                                 12,500         534,375
     Merrill Lynch                                32,000       1,908,000
     Soutwest Sec Inc.                           100,000       1,950,000
                                                               4,392,375
  Capital Goods - 7.88%
Aeroquip-Vickers Inc                              24,000       1,134,000
     General Electric                             18,000       1,176,750
     Graco, Inc.                                  60,550       1,824,069
     Idex Corp.                                   31,250       1,031,250
Owens Corning Co                                  20,000         862,500
                                                               6,028,569

  Conglomerate - 0.56%
     Scotsman Ind., Inc.                          15,000         427,500

Diversified Operations - 3.92%
LOEWS CORP                                        30,000       3,003,750


  Electronics - 2.02%
     Intel Corp.                                   7,000         992,688
Computer Associates International                 10,000         556,875
                                                               1,549,563

  Finance - 6.51%
     Fidelity National Financial                  13,210         222,902
     Green Tree Financial Corp.                   88,800       3,163,500
     National City Corp.                          16,852         884,730
  Morgan Stanley Dean Witter Discover, Co.        16,500         710,531
                                                               4,981,663

  Furniture - 3.84%
  * Roberds, Inc.                                  5,000          26,250
  * Stanley Furniture, Inc.                       83,400       1,928,625
  * Winsloew Furniture                            89,600         980,000
                                                               2,934,875
Homebuilding - .44%
NVR Inc.                                          22,000         335,500

Industruial Equipment - 6.63
Deere & Co.                                       20,000       1,097,500
JLG Industries                                   160,000       2,180,000
AGCO                                              50,000       1,796,875
                                                               5,074,375
  Insurance - 15.93%
     American Bankers Insurance Group              8,000         506,000
     Conseco, Inc.                                87,255       3,228,435
     Frontier Insurance                           29,426       1,905,334
     Reliance Group Holdings Inc.                135,000       1,603,125
     Sun America                                  55,000       2,681,250
     Vesta                                        52,500       2,270,625
                                                              12,194,769
  Metals - .38%
     Matthews Int'l Corp.                          8,000         292,000

  Rails - 2.70%
     Burlington Northern Industries, Inc.         23,000       2,067,122

  Savings and Loan - 1.39%
     Federal National Mortgage Assoc.             24,400       1,064,450

  Technology -  0.17%
  * Scios Inc.                                    20,000         127,500

  Tobacco - 3.51%
     Philip Morris                                60,580       2,688,238


          Total Common Stocks (Cost                           65,061,148
$43,311,389)

BONDS AND NOTES - 4.63%
  General Motors Acceptance Corporation - 0%,  2,300,000         642,563
deferred debentures, due 2015
  U.S. Treasury, stripped interest - 0%, due     800,000         274,694
2013
  U.S. Treasury, stripped interest - 0%, due   16,900,000      2,625,246
2024
          Total Bonds and Notes (Cost                          3,542,503
$1,580,845)

CASH AND CASH EQUIVALENTS - 10.39%
  Star Treasury                                7,958,456       7,958,456

          Total (Cost $54,462,058)                           $76,562,107

  * Non-Income Producing

See notes to financial statements.


























               THE WEXFORD TRUST
      (COMPRISED OF THE MUHLENKAMP FUND)

            STATEMENT OF OPERATIONS
FOR THE PERIOD ENDING JUNE 30, 1997 (Unaudited)


INVESTMENT INCOME
  Interest                                                     $225,976
  Dividends                                                     346,456

          Total Investment Income                               572,432

EXPENSES
  Investment advisor  (Note 3)                     $286,040
  Transfer agent fees                              24,234
  Printing                                         16,591
  Registrations and filing                         18,060
  Postage                                          11,625
  Custodian                                        5,903
  Audit                                            19,842
  Fund accounting                                  8,772
  Legal                                            2,705
Misc                                               6,133
  Insurance                                         590

          Total Expenses                          400,495

  Fees Paid Indirectly (Note 7)                  (11,360)      389,135

          Net Investment Income                                183,297

REALIZED AND UNREALIZED (LOSS) GAIN ON
INVESTMENTS
  Net realized gain on investments (Note 6)                    910,859

Change in unrealized appreciation in value of                 8,064,880
investments for the six month period ending
June 30, 1997  (Note 6)

          Net Gain on Investments                             8,975,739

          Net Increase in Net Assets Resulting                $9,159,036
From Operations



See notes to financial statements.





               THE WEXFORD TRUST
      (COMPRISED OF THE MUHLENKAMP FUND)

      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEAR ENDING DECEMPER AND THE PERIOD
       ENDING  JUNE 30, 1997 (Unaudited)


                                                  June 30        1996
                                                   1997
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                             183,297    $176,766
  Net realized (loss) gain on investments (Note   910,859     (161,572)
6)
  Unrealized appreciation in value of            8,064,880    8,332,484
investments (Note 6)

          Net Increase in Net Assets Resulting   9,159,036    8,347,678
From Operations

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                              0        (166,485)
  Net realized gain from investments                 0         (2,653)
                                                              (169,138)
CAPITAL SHARE TRANSACTIONS
  Net proceeds from sale of 1,035,901 shares in 30,880,644   12,340,767
six month period ending 6/30/97 and 509,156 in 1996 (Note 4)


  Net asset value of 0 shares in 1997 and 6,243
    shares in 1996 issued to shareholders on
reinvestment
    of dividends (Note 5)                            0         171,811

  Cost of 166,825 shares in 1997 and 96,455
shares
    in 1996, redeemed (Note 4)                  (4,988,068)
                                                              (2,223,493)

          Net Increase in Net Assets Resulting
From
            Capital Share Transactions          25,892,576    10,289,085

          Total Increase in Net Assets          35,051,612    18,467,625

NET ASSETS
  Beginning of year                             42,038,956    23,571,331


  End of period (including undistributed
investment income of
    $183,297 and undistributed net realized
gain of $910,859
    in the six month period ending 6/30/97 and
undistributed net realized gain of $10,281 and
undistributed investment loss of $161,572 in
1996)
                                                 77,090,568
                                                             $42,038,956

See notes to financial statements.









































THE WEXFORD TRUST
(COMPRISED  OF THE  MUHLENKAMP
FUND)

SELECTED  PER SHARE  DATA  AND
RATIOS
FOR  THE  YEARS ENDED DECEMBER
31,  1992  THROUGH  SIX  MONTH
PERIOD ENDING JUNE 30, 1997
                               Six
                               month
                               period

                               June    1996   1995  1994  1993   1992
                               30, 97

NET ASSET VALUE, BEGINNING  OF $27.52  $21.26 $16.23$17.86$15.20 $13.25
YEAR

    Income   from   Investment
Operations:
    Net investment income (1)  0.10    0.14   0.21  0.11  0.12   0.20
     Net gains or (losses)  on 4.54    6.23   5.14  (1.39)2.63   1.89
securities

               Total      From 4.64    6.37   5.35  (1.28)2.75   2.09
Investment Operations

  Less Distributions:
    Dividends (from investment -       (0.11) (0.21)(0.10)(0.08) (0.14)
income)
        Distributions    (from -        -     (0.11)(0.25)-      -
capital gains)
    Return of capital          -        -      -     -    (0.01) -

          Total Distributions  0       (0.11) (0.32)(0.35)(0.09) (0.14)


NET ASSET VALUE, END OF PERIOD $32.16  $27.52 $21.26$16.23$17.86 $15.20


Total Return                   16.86%  29.96% 32.9% (7.20)%18.10% 15.80%


Net   Assets,  End  of  Period $77,091        $23,571     $12,057
($000)                                 $42,038     $16,610        $4,716


Ratio  of  Total  Expenses  to 1.38%   1.56%  1.4%  1.57% 1.30%  1.41%
Average Net Assets

Ratio of Net Investment Income 0.64%   0.58%  1.10% 0.70% 0.70%  1.44%
to Average Net Assets

Portfolio Turnover Rate        12.50%  16.90% 22.70%25.60%14.10% 20.10%


Average  Commission Rate  Paid 0.0368  0.0382 .0442 .0471 .0586  .0704
(dollar per share)



(1)   Computed   on   weighted
average   number   of   shares
outstanding during the year.

(2)   During  the years  ended
December   31,  1992   through
1996,   and   the   sem-annual
period  ending  6/30/97,   the
Fund    utilized    commission
credits   of  $4,420,  $5,950,
$8,830,  $11,000, $5,000,  and
$11,360 respectively,  to  pay
certain expenses of the  Fund.
The  total return for the Fund
would  have been 15.6%, 18.0%,
(7.2)%,   32.9%,  29.9%,   and
16.84%   for  the years  ended
December 31, 1992 through  the
semi-annual   period    ending
6/30/97, respectively, without
the credits.




See    notes    to   financial
statements.


NOTE 1 - ORGANIZATION

       The Wexford Trust (the Trust) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the Fund) is a series of the Wexford Trust and is currently the only fund in the Trust.

      The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

      The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

      The Fund is exposed to market risk on the amount invested in marketable securities. The maximum amount of loss the Fund would incur is limited to the amount recorded in the 1996 financial statements. The Fund does not hold any type of collateral on the marketable securities. This exposure to market risk is customary for all entities which have invested in financial instruments.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

      Investment valuations - Each stock and bond is valued at the latest sales price thereof on the last business day of the fiscal period as reported by the securities exchange on which the issued is traded. If no sale is reported, the security is valued at the last quoted bid price.




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Investment transactions and related investment income - Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. Discounts and premiums on securities are amortized over the life of the respective securities. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

      Federal income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and distributions to shareholders of beneficial interest - Dividends and distributions are recorded by the Trust on the record date.


NOTE 3 - INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES

      Muhlenkamp & Co., Inc., an affiliate of which an officer-stockholder is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. The fee totaled $286,040 for the period ending June 30, 1997. The investment advisory agreement provides for the reimbursement of expenses excluding auditor fees, fidelity bonding, and brokerage commissions until the net assets of the Muhlenkamp Fund (the Fund) equal or exceed $1,000,000. Since the Fund's net assets exceed this amount, the advisor is permitted to charge the fund for some or all of its routine administration costs which totaled approximately $82,928 for the period ending June 30, 1997. An expense reimbursement of $82,928 was requested for the period ending June 30, 1997. The reimbursement consists of the following:


      Certain affiliated persons held in the aggregate 30,971 shares with a net asset value of $996,027 in the Muhlenkamp Fund on June 30, 1997 In addition, the Muhlenkamp & Co., Inc. Pension & Trust Fund held 15,273 shares with a net asset value of $491,180 on June 30, 1997.




NOTE 4 - CAPITAL SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.001 per share. Transactions in capital stock were as follows:



NOTE 5 - DIVIDENDS AND DISTRIBUTIONS

     On December 30, 1996, the Trustees declared, recorded, and paid a dividend of $.11 per outstanding share.




NOTE 6 - INVESTMENT TRANSACTIONS

      Purchases and sales of investment securities, excluding short-term securities, were $25,503,373 and $3,610,568, respectively in the six month period ending June 30, 1997. Purchases and sales of U.S. Government obligations were $1,572,700 and -0-, respectively in 1996.

      The components of the net realized gain on investments of $910,859 recognized during the period ending June 30, 1997 are as follows:


     The components of the net unrealized appreciation in value of the investments held at June 30, 1997 are as follows:



     The unrealized appreciation of securities during the period ending June 30, 1997 is $8,064,880.


NOTE 7 - DIRECTED BUSINESS ARRANGEMENT

      The Fund has a directed business arrangement with Capital Institution Services, Inc. (CIS). Upon the purchase and/or sale of investment securities, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurement, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. The commission credits redeemed during the year were utilized by the Fund to pay accounting fees due the Independent Accounting Firm and administrative expenses.




NOTE 7 - DIRECTED BUSINESS ARRANGEMENT (Continued)

     The following is an analysis of commissions credits generated, utilized and available to pay future expenses of the
Fund:


     The following is an analysis of fund expenses with and without commission credits: